UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 23, 2023

NAPCO SECURITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

333 Bayview Avenue, Amityville, New York 11701

(Address of principal executive offices)

Registrant’s telephone number, including area code (631) 842-9400

(Former name and former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NSSC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

The Audit Committee (the “Committee”) of the Board of Directors of NAPCO Security Technologies, Inc. (the “Company”) is in the process of conducting a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024. As part of this process, on October 23, 2023, the Audit Committee determined to dismiss its current independent registered public accounting firm, Baker Tilly US, LLP (“Baker Tilly”), effective on the Company’s filing of its Form 10-Q for the quarter ending September 30, 2023. This decision was communicated to Baker Tilly on October 24, 2023.

The Company anticipates engaging a new independent registered public accounting firm simultaneously with, or shortly after, the effective date of Baker Tilly’s dismissal.

The reports of Baker Tilly on the Company’s consolidated financial statements for the fiscal years ended June 30, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for the years ended June 30, 2023 and 2022 and the subsequent interim period through September 30, 2023, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”) and the related instructions thereto, with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter of the disagreements in connection with its reports. Also, during this same period, there are no reportable events (as that term is described in Item 304 (a)(1)(v) of Regulation S-K and the related instructions thereto) except for the material weaknesses in the Company’s internal control over financial reporting previously reported in Item 9A of the Company’s Annual Reports on Form 10-K for the fiscal years ended June 30, 2023 and 2022 and for the subsequent period through September 30, 2023.

The Company has provided a copy of the foregoing disclosures to Baker Tilly and requested that Baker Tilly furnish it with a letter addressed to the Securities and Exchange Commission, stating whether Baker Tilly agrees with the above statements. A copy of Baker Tilly’s letter dated October 27, 2023 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

16.1	Letter dated October 27, 2023 from Baker Tilly to Securities and Exchange Commission.
10 4	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date: October 27, 2023	By:	/s/ Kevin S. Buchel
Kevin S. Buchel
Executive Vice President and Chief Financial Officer